Deferred Compensation Plan	12 Months Ended
Dec. 31, 2011
Deferred Compensation Plan [Abstract]
Deferred Compensation Plan
(18)	Deferred Compensation Plan

Wilson Bank provides its executive officers a deferred compensation plan (the “Deferred Compensation Plan”), which also provides for death and disability benefits. The Deferred Compensation Plan was established by the Board of Directors to reward executive management for past performance and to provide additional incentive to retain the service of executive management. There were ten employees participating in the Deferred Compensation Plan at December 31, 2011.

The Deferred Compensation Plan provides retirement benefits for a period of 180 months after the employee reaches the age of 65 and/or age 55 after 20 years of service. The Deferred Compensation Plan also provides benefits over a period of fifteen years in the event the executive should die or become disabled prior to reaching retirement. Wilson Bank has purchased insurance policies or other assets to provide the benefits listed above. The insurance policies remain the sole property of Wilson Bank and are payable to Wilson Bank. At December 31, 2011 and 2010, the deferred compensation liability totaled $1,878,000 and $1,597,000, respectively, the cash surrender value of life insurance was $2,001,000 and $1,554,000, respectively, and the face amount of the insurance policies in force approximated $7,000,000 and $5,358,000, respectively. The Deferred Compensation Plan is not qualified under Section 401 of the Internal Revenue Code.